Income Taxes	3 Months Ended
Mar. 31, 2014
Income Taxes [Abstract]
Income Taxes

Note 6. Income Taxes

The Company's effective tax rate for the three months ended March 31, 2014 and 2013 was 915.8% and 4.6%, respectively, on the loss before income taxes in those periods. The Company's effective tax rate has varied significantly since the December 1, 2012 Stratasys-Objet merger due to the lower tax rate in Israel, and changes in the mix of income (loss) between the U.S. and Israel, as well as the impact of the tax benefit as a result of the realization of the deferred tax liability associated with the amortization of the intangible assets. The income of $7.5 million attributable to the change in fair value of the Company's earn-out obligations in the three months ended March 31, 2014 is non-taxable, and therefore had a significant impact on the effective tax rate.